Vessels Under Construction	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Vessels Under Construction

	2024	2025
	(in thousands)
Vessels under construction at January 1	$—	$41,589
Capitalized interest	381	5,206
Additions to vessels under construction	41,208	68,526
Vessels under construction at December 31	$41,589	$115,321
On August 20, 2024 the Company entered into contracts to build two new 48,500 cubic meter capacity liquefied ethylene gas carriers with Jiangnan Shipyard (Group) Co., Ltd. and China Shipbuilding Trading Co., Ltd., in China (the “Original Two Newbuild Vessels”). On November 21, 2024, the Company exercised an option and entered into contracts to build two additional newbuild vessels of the same specification and price (the “Additional Two Newbuild Vessels” and together with the Original Two Newbuild Vessels, the “Four Ethylene Newbuild Vessels”). The Four Ethylene Newbuild Vessels and the Additional Two Newbuild Vessels, (Navigator Polaris, Navigator Proxima, Navigator Parsec, and Navigator Pleione), are scheduled to be delivered to the Company in March 2027, July 2027, November 2027 and January 2028 respectively, at an average shipyard price of $102.9 million per vessel.

On July 17, 2025, the Company announced that the Amon Joint Venture intends to acquire two newbuild 51,530 cubic meter capacity ammonia fueled liquefied ammonia carriers (the “Two Ammonia Newbuild Vessels" (Navigator Amundsen and Navigator Archer)), which will also be capable of carrying liquefied petroleum gas. The Amon Joint Venture has entered into contracts with Nantong CIMC Sinopacific Offshore & Engineering Co., Ltd. to build the Two Ammonia Newbuild Vessels, with deliveries scheduled to take place in June and October 2028 respectively, at an average yard price of $87 million per vessel.